ROOSEVELT MULTI-CAP FUND
Supplement to the Prospectus dated March 30, 2011

Supplement dated July 19, 2011

The following is added to the sections “Principal Investment Strategies” and “Principal Investment Strategies of the Fund” beginning on pages 2 and 7, respectively of the Prospectus:

The Fund may attempt to hedge its portfolio by investing in inverse ETFs, including leveraged ETFs.  Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

The following is added to the sections “Principal Risks” and “Principal Risks of Investing in the Fund” beginning on pages 2 and 8, respectively, of the Prospectus:

Inverse and Leveraged ETF Risk. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds.  The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.

Supplement effective July 19, 2011

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 30, 2011 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 322-0576.

ROOSEVELT MULTI-CAP FUND
Supplement to the Statement of Additional Information dated March 30, 2011

Supplement dated July 19, 2011

The following supplements the information in the section “Additional Information about Fund Investments and Risk Considerations:”

J .  Publicly-Traded Partnership Interests.  The Fund may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (“PTP Interests”).  Publicly-traded limited partnerships (“PTPs”) generally have two classes of owners, the general partner and limited partners.  The general partner typically owns a majority stake in the PTP and controls its management and operations.  Limited partners have a very limited role (if any) in the PTP’s operations and management.  The value of the Fund’s investment in PTP Interests may fluctuate based on prevailing market conditions and the success of the PTP.  Risks associated with PTP investments include the fact that the success of a PTP typically is dependent upon its specialized management skills.  In addition, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio.  For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile.  Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted.  Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment.  Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its PTP Interests.

PTPs are generally treated as partnerships for federal income tax purposes.  To qualify as such, a PTP must receive at least 90% of its income from qualifying sources.  These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  As a limited partner, the Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund.  The recognition of taxable income by the Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements.  In addition, although generally treated as a partnership, there is a risk that a PTP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry.  Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the PTPs owned by the Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s investment in the PTP.

Supplement effective July 19, 2011

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (877) 322-0576.